UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2022

VOLTA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39508	35-2728007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 De Haro Street
San Francisco, CA 94103
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 264-2208

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	VLTA	New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	VLTA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 28, 2022, Volta Inc. (the “Company”) announced that the Company and the Company’s Chief Executive Officer, Scott Mercer, and the Company’s President, Christopher Wendel, have agreed to the resignation of each of Mr. Mercer and Mr. Wendel as an officer and employee of the Company. Mr. Wendel’s resignation is effective immediately, while Mr. Mercer will continue as Chief Executive Officer for a transition period ending on the earlier of (i) the date on which the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is filed with the Securities and Exchange Commission and (ii) April 29, 2022. Mr. Mercer will serve as an independent advisor to the Company’s board of directors (the “Board”) through March 31, 2023.

In connection with their resignations, each of Mr. Mercer and Mr. Wendel (the “Executives”) has resigned as a member of the Board, effective immediately, Vincent T. Cubbage and Katherine J. Savitt have been appointed as Co-Chairpersons of the Board and Ms. Savitt has ceased to be Lead Independent Director.

In connection with their resignations, the Company has entered into settlement and release agreements with each of Mr. Mercer and Mr. Wendel (the “Separation Agreements”). Under the Separation Agreements, (i) each of the Executives will receive continued payment of his base salary for six months, and continued healthcare coverage at active employee rates for up to twelve months, following his resignation; (ii) through December 31, 2025, each of the Executives agrees that he will vote all of his beneficially-owned voting stock of the Company in accordance with the recommendations of Institutional Shareholder Services Inc., except with respect to proposals for or against a transaction that would result in a change of control of the Company and certain similar transactions, and will not attempt to influence, form a group with or support other Company shareholders (and will not transfer any of his shares of the Company’s capital stock to his affiliates or associates unless the affiliate or associate agrees to be bound by the requirement described in this clause (ii)); (iii) each of the Executives agrees not to stand for reelection to the Board (in Mr. Mercer’s case, until after December 31, 2025); (iv) each share of Class B Common Stock and any equity awards or convertible securities denominated in shares of Class B Common Stock held by the Executives will be converted into an equal number of shares of Class A Common Stock or securities convertible into Class A Common Stock, as applicable; (v) the awards of 5,250,000 vested restricted stock units held by each of the Executives will be settled into shares of Class A Common Stock on or prior to April 1, 2022; (vi) the unvested awards of 5,250,000 market-vesting restricted stock units held by Mr. Mercer and 4,500,000 market-vesting restricted stock units held by Mr. Wendel, in each case granted on November 15, 2021, will remain outstanding and subject to vesting and settlement into shares of Class A Common Stock based on achievement of the applicable share price thresholds; one third of these awards will vest if the price of the Company’s common stock equals or exceeds $15.00, one third of these awards will vest if the price of the Company’s common stock equals or exceeds $20.00, and one third of these awards will vest if the price of the Company’s common stock equals or exceeds $25.00 (in each case for 20 trading days within any 30-trading-day period on or prior to August 26, 2026), and the awards are subject to full acceleration upon a change in control of the Company (as defined in the Company’s 2021 Founder Incentive Plan); (vii) the outstanding, unvested portion of equity-based awards granted the Executives prior to August 26, 2021, will become fully vested; (viii) all other outstanding unvested Company equity awards held by the Executives, consisting of 4,923,695 restricted stock units held by Mr. Mercer and 3,492,972 restricted stock units held by Mr. Wendel will be immediately forfeited; and (ix) the Executives will be entitled to reimbursement of reasonable expenses in connection with their entry into the Separation Agreements. The Separation Agreements also include customary mutual release and non-disparagement provisions on behalf of the Executives and the Company. In addition, under his Separation Agreement, Mr. Mercer agrees to serve as an independent advisor to the Board through March 31, 2023 in exchange for a $375,000 consulting fee.

The foregoing summaries are qualified in its entirety by reference to the full text of the Separation Agreements, copies of which will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 26, 2022, the Board approved an amendment to Section 4.3 of the Company’s Bylaws, effective upon Mr. Mercer’s resignation from the Board, to allow for the appointment of Co-Chairpersons of the Board (the “Bylaws Amendment”) and provide that the Company’s Chief Executive Officer may not serve as the Chairperson of the Board or a Co-Chairperson of the Board. Pursuant to the Bylaws Amendment, each Co-Chairperson of the Board individually shall have all of the rights and powers of the Chairperson of the Board set forth in the Bylaws, in the Company’s Certificate of Incorporation, as provided by applicable law and as otherwise specified by the Board. A copy of the Bylaws Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 8.01 Other Events.
On March 28, 2022, the Company issued a press release in connection with the resignations of Mr. Mercer and Mr. Wendel’s employment and Board directorships and the appointments of Mr. Cubbage and Ms. Savitt. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Amendment to the Company’s Bylaws, dated March 26, 2022
99.1	Volta Inc. Press Release dated March 28, 2022
104	Cover Page to this Current Report on Form 8-K in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 28, 2022

Volta Inc.
By:	/s/ James S. DeGraw
Name: James S. DeGraw
Title: General Counsel, Chief Administrative Officer

2